UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2003

SIMPLETECH, INC.

(Exact name of registrant as specified in charter)

California	000-31623	33-0399154
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3001 Daimler Street,
Santa Ana, California		92705-5812
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 476-1180

(Former name or former address, if changed since last report.)

ITEM 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description of Exhibit
99.1	Press Release of SimpleTech, dated October 1, 2003, updating SimpleTech’s guidance for the third quarter ended September 30, 2003.

ITEM 12.    Results of Operations and Financial Condition

On October 1, 2003, SimpleTech issued a press release updating its guidance for the third quarter ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.6 of Form 8-K, the information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Registrant specifically incorporates the foregoing information into those documents by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMPLETECH, INC.

Date: October 1, 2003	By:	/s/ DAN MOSES

Dan Moses Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release of SimpleTech, dated October 1, 2003, updating SimpleTech’s guidance for the third quarter ended September 30, 2003.